LVIP ClearBridge Variable Appreciation Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the Summary Prospectus for the LVIP ClearBridge Variable Appreciation Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, investment strategies, and risks.

The name of the Fund will be LVIP Blended Core Equity Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces the Annual Fund Operating Expenses on page 1:

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.64%	0.64%

Distribution and/or Service (12b-1) fees	None	0.35%

Other Expenses	0.24%	0.24%

Acquired Fund Fees and Expenses (AFFE) [1]	0.67%	0.67%

Total Annual Fund Operating Expenses (including AFFE)[2]	1.55%	1.90%

Less Fee Waiver and Expense Reimbursement[3]	(0.88%)	(0.88%)

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.67%	1.02%

[1] AFFE is based on estimated amounts for the current fiscal year.

[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.00% of the Fund’s average daily net assets for the Standard Class (and 0.35% for the Service Class). Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

The following table replaces the expense example on page 1:

	1 year	3 years	5 years	10 years
Standard Class	$ 68	$403	$761	$1,771

Service Class	$104	$511	$945	$2,151

The following replaces paragraphs 1 and 2 under Principal Investment Strategies on page 2:

The Fund operates under a fund of funds structure. Under normal circumstances, the Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, under normal circumstances, invest at least 80% of their assets in equity securities. The Fund also seeks to control the level of portfolio volatility by employing an actively managed risk-management overlay.

Blended Core Equity Strategy. The Fund, through underlying funds, invests primarily in equity securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large-capitalization issuers.

The Fund, through the underlying funds, invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers, either directly or through depositary receipts. Certain underlying funds also may invest in short sales. Certain underlying funds also may invest, to a limited extent, in derivatives consistent with their investment program, such as futures contracts.

In selecting securities, certain underlying funds look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. Certain underlying funds also may invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. Certain underlying funds use a disciplined portfolio construction process whereby they weight each sector and industry approximately the same as the S&P 500 Index. Certain underlying funds also may purchase stocks that are not in the S&P 500 Index, but it is expected that a majority of such underlying funds’ total assets will be invested in stocks that are in the index at the time of purchase.

On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.

The Fund intends to allocate to underlying funds including, but not limited to, the ClearBridge Variable Appreciation Portfolio (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the T. Rowe Price Capital Opportunity Fund (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to the underlying funds may change at the discretion of the adviser.

The following replaces the last paragraph under Principal Investment Strategies on page 2:

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks).

The following replaces the first paragraph under Principal Risks on page 2:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the underlying funds’ principal risks.

The following risks are added under Principal Risks on pages 2-3:

●	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
●	Securities Lending Risk. A fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. A fund may lose money if it does not recover the securities it lends. A fund may also lose money if the value of the collateral posted for the loan declines.
●	Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

The following replaces the information under Portfolio Managers on page 4:

Portfolio Managers

The individuals responsible for the Fund’s investment into the underlying funds and the managed volatility strategy are:

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since January 2014
Patrick McAllister	Vice President	Since August 2015